THIRD AMENDMENT AND WAIVER


     THIS THIRD AMENDMENT AND WAIVER ("Amendment") made as of this 21st day of June, 1999 among HIRSCH INTERNATIONAL CORP., a Delaware corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Hirsch" or a "Borrower"), HAPL LEASING CO., INC., a New York corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("HAPL" or a "Borrower") (Hirsch and HAPL sometimes referred to herein as a "Borrower" or collectively, as the "Borrowers"), SEWING MACHINE EXCHANGE, INC., an Illinois corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("SMX"), PULSE MICROSYSTEMS LTD., an Ontario, Canada corporation having its principal place of business at 2660 Meadowvale Boulevard, Unit 10, Mississauga, Ontario, Canada L5N6M6 ("Pulse"), SEDECO, INC., a Texas corporation having its principal place of business at 1124
W. Fuller Avenue, Fort Worth, Texas 76115 ("Sedeco") and HIRSCH EQUIPMENT CONNECTION, INC., a Delaware corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Equipment") (Hirsch,( with respect to Loans made to HAPL), HAPL, (with respect to Loans made to and Letters of Credit issued for, Hirsch), SMX, Pulse, Sedeco and Equipment being individually, a "Guarantor" and collectively, the "Guarantors"), THE BANK OF NEW YORK, a New York banking organization, having an office at 604 Broad Hollow Road, Melville New York 11747 ("BNY" or a "Bank") FLEET BANK, N.A., a national banking association, having an office at 300 Broad Hollow Road, Melville, New York ("Fleet" or a "Bank"), MELLON BANK, N.A., a national banking association, having an office at 176 EAB Plaza, West Tower, 11th Floor, Uniondale, New York 11556-0176 ("Mellon" or a "Bank") and THE BANK OF NEW YORK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, Hirsch, HAPL and the other Guarantors, and BNY, Mellon and Fleet, as lending Banks, and BNY, as Agent, entered into a Loan Agreement dated as of the 7th day of January, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated September 26, 1997 and that certain Second Amendment dated as of February 9, 1999 (hereinafter, the "Agreement"); and

     WHEREAS, the Banks have made certain commitments to Hirsch and HAPL pursuant to the Agreement; and

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     WHEREAS,  Hirsch,  HAPL and the other  Guarantors  have  requested that the
Agent and the Banks agree to waive certain defaults under the Agreement; and

     WHEREAS, the Agent and the Banks have agreed to waive such defaults on the terms and conditions herein contained; and

     WHEREAS, Hirsch, the Agent and the Banks have agreed to reduce Hirsch's L/C Exposure on the terms and conditions herein contained; and

     WHEREAS, Hirsch, HAPL, the other Guarantors the Agent and the Banks have agreed to amend the definition of the term Obligations contained in the Security Agreement.

     NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank do hereby agree as follows:

     1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

     2. Representations and Warranties. As an inducement for the Agent and the Banks to enter into this Amendment, Hirsch, HAPL and each other Guarantor represent and warrant as follows:

     A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

     (i) There are no defenses or offsets to Hirsch's, HAPL's or any other Guarantor's obligations under the Agreement, as in effect prior to or subsequent to this Amendment, the Notes or any of the other Loan Documents or any other agreements in favor of the Agent or the Banks referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of Hirsch, HAPL or any other Guarantor, the same are hereby waived.

     (ii) All of the representations and warranties made by Hirsch, HAPL or any other Guarantor in the Agreement, as amended hereby, are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the consolidated financial statements of Hirsch, HAPL and the other Guarantors for the fiscal year ended January 31, 1999.

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     (iii) The outstanding  aggregate  principal balance of the Revolving Credit
Loans (Hirsch) is $20,000,000.00 and interest has been paid (i) with respect to the $2,000,000.00 Eurodollar Loan through June 14, 1999, (ii) with respect to the $14,500,000.00 Eurodollar Loan through May 19, 1999; and (iii) with respect to the $3,500,000.00 ABR Loan through June 10, 1999.

     (iv) The outstanding aggregate L/C Exposure is $3,616,888.33.

     (v) The outstanding aggregate principal balance of the Revolving Credit Loans (HAPL) is $0.

     3. Amendments.

     (a) The following definition is hereby added to the Agreement as follows:

     "'Foreign Exchange Potential Risk' means any and all risk, cost, expense or liability incurred or which may be incurred by a Bank resulting from such Bank and Hirsch entering into any foreign exchange contract."

     (b) Section 2A.01(b)(v) is hereby deleted in its entirety and replaced as follows:

     "(v) the aggregate L/C Exposure, after giving effect to the requested Letter of Credit, under all Letters of Credit shall exceed $6,616,888.33; or"

     4. Waivers. The Agent and the Banks hereby waive the following:

     (a) (i) the failure of Hirsch and the Guarantors to maintain a Consolidated Tangible Net Worth ("TNW") (excluding the financial impact of third party sales by Tajima USA, Inc. from consolidated operations and after excluding the net income of Tajima USA, Inc. from Hirsch's consolidated net income) of not less than $60,958,600.00 as of the fiscal quarter ended April 30, 1999, provided that the actual TNW as of such fiscal quarter end is not less than $55,474,000.00.

         (ii) the failure of Hirsch and the Guarantors to maintain a Consolidated Tangible Net Worth ("TNW") of not less than $60,958,600.00 as of the fiscal quarter ended April 30, 1999, provided that the actual TNW as of such fiscal quarter end is not less than $55,474,000.00.


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     (b) (i) the failure of Hirsch and  Guarantors  to maintain as of the fiscal quarter ended April 30, 1999, on a consolidated basis, a Funded Debt to EBITDA Ratio (excluding the financial impact of third party sales by Tajima USA, Inc. from consolidated operations and after excluding the net income of Tajima USA, Inc. from Hirsch's consolidated net income) of not greater than 2.25 to 1.00, provided that the actual Funded Debt to EBITDA Ratio as of such fiscal year end is not greater than -5.23 to 1.00.

     (ii) the failure of Hirsch and Guarantors to maintain as of the fiscal quarter ended April 30, 1999, on a consolidated basis, a Funded Debt to EBITDA Ratio of not greater than 2.25 to 1.00, provided that the actual Funded Debt to EBITDA Ratio as of such fiscal year end is not greater than -5.23 to 1.00.

     (c) (i) the failure of Hirsch and Guarantors to maintain as of the fiscal quarter ended April 30, 1999, on a consolidated basis, a Fixed Charge Coverage Ratio (excluding the financial impact of third party sales by Tajima USA, Inc. from consolidated operations and after excluding the net income of Tajima USA, Inc. from Hirsch's consolidated net income) of not less than 3.50 to 1.00, provided that the actual Fixed Charge Coverage Ratio is not less than -2.93 to 1.00.

     (ii) the failure of Hirsch and Guarantors to maintain as of the fiscal quarter ended April 30, 1999, on a consolidated basis, a Fixed Charge Coverage Ratio of not less than 3.50 to 1.00, provided that the actual Fixed Charge Coverage Ratio is not less than -2.93 to 1.00.

     5. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Bank and its counsel of the following documents:

     (a) The Agent shall have received this Amendment, duly executed by Hirsch, HAPL, each other Guarantor and each of the Banks.

     (b) The Bank's counsel shall have been paid their fees and disbursements in connection with this Amendment.

     6. Amendment to Security Agreements. The definition of the term Obligations contained in each of the Security Agreements is hereby deleted in its entirety and replaced as follows:

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     "'Obligations'  shall mean any and all  liabilities  and obligations of the
Company to the Agent and the Banks of every kind arising under this Agreement, the Loan Agreement, any other Loan Document, any other agreement of the Company with the Agent and the Banks and all Foreign Exchange Potential Risk (determined by the bank incurring the same in its sole discretion) resulting from foreign exchange contracts between the Company and any Bank, including any liability of the Company pursuant to any guarantee executed by the Company in favor of the Banks, however evidenced and whether now existing or hereafter incurred, originally contracted with the Agent and the Banks alone or with another or others, or as agent for another or others, secured or not secured, direct or indirect, matured or not matured, absolute or contingent, now due or hereafter to become due (including, without limitation, any and all costs and reasonable attorneys' fees incurred by the Agent in the collection, whether by suit or by any other means of any of the Obligations hereunder) and any amendment, modification, extension or renewal of any of the foregoing."

     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     9. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

     REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment as of the year and date first above written.

THE BANK OF NEW YORK, as Agent      HAPL LEASING CO., INC.

By:____________________________     By:________________________
   Steven E. Ratner                    Name:
   Vice President                      Title:

THE BANK OF NEW YORK                PULSE MICROSYSTEMS, LTD.

By:____________________________     By:________________________
   Steven E. Ratner                    Name:
   Vice President                      Title:

FLEET BANK, N.A.                    SEWING MACHINE EXCHANGE, INC.

By:____________________________     By:________________________
   Name:                               Name:
   Title:                              Title:

MELLON BANK, N.A.                   SEDECO, INC.

By:____________________________     By:________________________
   Name:                               Name:
   Title:                              Title:

HIRSCH INTERNATIONAL CORP.          HIRSCH EQUIPMENT CONNECTION, INC.

By:____________________________     By:_________________________
   Name:                               Name:
   Title:                              Title: